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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
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[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          General Motors Corporation
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                       DEFINITIVE ADDITIONAL MATERIALS

     The following pages contain material (the "Material"), which, along with material included in the Schedule 14A of General Motors Corporation ("GM") dated November 19, 1997, will be used by representatives of Hughes Electronics Corporation ("Hughes Electronics") in discussions with, and presentations to, employees of Hughes Electronics to commence on or about December 4, 1997. The Material relates to a series of transactions involving Hughes Electronics (the "Hughes Transactions"), the merger of Raytheon Company ("Raytheon") with the defense electronics business of Hughes Electronics (the "Raytheon Merger"), Raytheon, the company surviving the Raytheon Merger ("New Raytheon"), and the telecommunications and space business of Hughes Electronics after the Hughes Transactions ("Hughes Telecom"), each as more fully described in the solicitation statement/prospectus (the "Solicitation Statement/Prospectus") which forms a part of the Registration Statements on form S-4 of GM, File No. 333-37215, and HE Holdings, Inc., File No. 333-37223. Please refer to the Solicitation Statement/Prospectus for additional information on the Hughes Transactions, the Raytheon Merger, Raytheon, New Raytheon, and Hughes Telecom.

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                           [HUGHES ELECTRONICS LOGO]

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RAYTHEON                                               [HUGHES ELECTRONICS LOGO]
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Industry Consolidation

     . First Purpose of Hughes Transactions is to Facilitate Hughes Defense's
       Participation in U.S. Defense Industry Consolidation

     . U.S. Defense Budget has been Steadily Declining Since 1986

     . Industry-wide Consolidation has Resulted in Two Tiers of Participants

         - Defense Giants - Lockheed Martin, Boeing, & Raytheon

         - Niche Players

      . Raytheon Merger is Intended to Allow Hughes Defense to Maintain Leading
        Position, Improve Competitiveness, and Enhance Growth Opportunities

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RAYTHEON                                               [HUGHES ELECTRONICS LOGO]
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Today

     . A Leader in Defense and Government Electronics

     . The Leader in Business Aviation and Special Mission Aircraft

     . One of the Leaders in Engineering, Construction, Operations, and
       Maintenance

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RAYTHEON                                              [HUGHES ELECTRONICS LOGO]
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Strong Operating Performance


     Net Sales ($B)          Operating Inc. ($B)            Backlog ($B)



[BAR CHART APPEARS HERE]   [BAR CHART APPEARS HERE]   [BAR CHART APPEARS HERE]







                    Average Annual Stockholder Return: 23%
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RAYTHEON                                               [HUGHES ELECTRONICS LOGO]
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Strategic Goals

 .    Maintain Leadership Position in Electronics

          -A Leader in Defense

          -Build on Proven Track Record, Leveraging Defense Technologies for
           Commercial Markets

 .    Maximize International Presence

          -Goal: 50% of Revenues Derived Overseas by Year 2000

 .    Continue to Focus Resources in Core Growth Businesses

 .    Leverage Expanded Technology Base to Increase "Win Ratios"

 .    Expand Commercial Leadership Positions in General Aviation and Engineering
     and Construction
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RAYTHEON                                              [HUGHES ELECTRONICS LOGO]
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A Premier Defense Electronics Business

     One of the Leaders in:

          .  Missiles

          .  Radars

          .  Reconnaissance, Surveillance, and Intelligence

          .  C4I

          .  Training Simulators and Services

          .  Air Traffic Control Systems

          .  GPS Systems

          .  Naval Systems

          .  Electro-optics


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RAYTHEON                                               [HUGHES ELECTRONICS LOGO]
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Going Forward

 .    A Proven Leader in Electronics

 .    A Well Diversified Company

 .    Solid Track Record of Implementation of Synergies

 .    Strong Free Cash Flow--Return to Historical Debt-to-Capital Levels

 .    Improving EPS and Shareholder Returns
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NEW RAYTHEON                                           [HUGHES ELECTRONICS LOGO]
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Summary

 .    Defense Powerhouse

 .    Increased Competitiveness

 .    Enhanced Growth Opportunities

 .    Leadership in Engineering, Construction,
     Aircraft


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HUGHES TELECOMMUNICATIONS                              [HUGHES ELECTRONICS LOGO]
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Summary

 .    $3.9B Cash Injection

 .    Market and Technology Leadership

 .    Proven Management Team

 .    Growth Markets